Exhibit 99.1

Compounding Value through an Unrelenting Focus on Underwriting Profit Second Quarter 2018 Investor Presentation

Disclosure Forward - Looking Statements This press release contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and factors, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both ; a decline in our financial strength rating resulting in a reduction of new or renewal business ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain such relationships ; changes in laws or government regulation, including tax or insurance law and regulations ; the recently enacted Public Law No . 115 - 97 , informally titled the Tax Cuts and Jobs Act, may have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; potential effects on our business of emerging claim and coverage issues ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk and adequately protect our company against financial loss ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims or insurance companies with whom we have a fronting arrangement failing to pay us for claims ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; inadequacy of premiums we charge to compensate us for our losses incurred ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended (“Sarbanes - Oxley”) ; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the SEC, including our Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 1 , 2018 . These forward - looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating income and tangible equity are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 27 & 28 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . 2

Overview Slide 4 Franchise Slide 12 Operating Segments Slide 16 Financial Highlights Slide 18 Appendix Slide 25 Table of Contents 3

Overview

Our Strategy We seek to deliver consistent, top tier returns on tangible equity and achieve sector leading value creation ; We are active managers of capital, seeking to generate top tier returns and return excess capital, while maintaining the ability to respond quickly to match capital to evolving risk opportunities ; We are underwriters first, and target low volatility risks with our ‘A’ rated balance sheet ; We are focused on profitably growing our niche portfolio of new economy, excess and surplus, and workers’ compensation risks ; We continue to meaningfully build fee income in our Specialty Admitted segment, and increase the proportion of earnings represented by fees ; We seek meaningful investment returns, largely generated from niche strategies representing a small portion of our portfolio ; We mitigate volatility via portfolio construction, low retentions and little property exposure – 1 : 1000 PML would not exceed $ 10 million 5

6 Our Business E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment • E&S business underwritten by specialists in 13 divisions organized by product or industry segment • 84.9% average combined ratio from 2013 - 2017 • Focus on small and medium - sized commercial accounts; 97% casualty and no primary property • Distributes through 120+ broker groups PROFITABLE SPECIALTY UNDERWRITING • Specialty admitted insurance coverages in the US, including a growing fee income business • Segment comprises: - Core book of workers’ compensation in select Southeastern and Eastern U.S. states - Fee - based fronting business • Gross f ee income of $11.3MM in 2017 and $7.1MM YTD 1H 2018 A FOCUS ON FEE INCOME • Third - party proportional and working - layer excess casualty business focused on small and medium U.S. specialty lines • 76% of the segment’s Gross Written Premium consisted of E&S risks YTD 1H 2018 • At December 31, 2017, 99% of third party treaties were written as quota share arrangements and 67% contained loss mitigation features (example: sliding scale commissions or deficit carryforwards) LOW VOLATILITY UNDERWRITING

JRVR AMSF AGII KNSL MKL NAVG RLI WRB R² = 0.6146 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 0.0% 5.0% 10.0% 15.0% 20.0% Price to TBV 2018 E ROATE Our Current Valuation Supports Meaningful Upside 7 P/TBV vs Operating ROATE 1 Price/Next Twelve Month Consensus Earnings Source: SNL Financial. Market price data as of 7/30/18. Financial metrics reflect March 31, 2018 reported results. 1 Consensus Operating Return on Average Tangible Equity for the full financial year 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x 40.0x RLI MKL KNSL WRB NAVG AMSF JRVR AGII Price to Next 12 Mths EPS Median = 20.7x

$59 $58 $61 $71 $47 $33 $34 $0 $10 $20 $30 $40 $50 $60 $70 $80 2013 2014 2015 2016 2017 1H 2017 1H 2018 We Have a History of Profitable Growth and Disciplined Underwriting 8 Net Written Premiums & Operating ROATE Adjusted Net Operating Income $MM ROATE $MM Gross Fee Income ($MM) • Strong, consistent underwriting, profitable growth • Efficient operator (24.0% expense ratio for 1H 2018) • Increasing E&S contribution • Growing fee income Source: Company filings. 1 Adjusted Operating Return on Average Tangible Equity for the full financial year 1 $0.0 $1.8 $5.0 $14.2 $28.3 $12.8 $15.6 $325 $450 $471 $558 $767 $366 $400 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2013 2014 2015 2016 2017 1H 2017 1H 2018 ROATE 1

Our material expense advantage positions us well for profitability Growth and Benefits of Scale 9 1 GAAP expense ratio; all corporate/other expenses adjusted for inclusion in the expense ratio. 2 Peer Group: Amerisafe Inc., Argo Group International Holdings, Ltd., Kinsale Capital Group Inc., Markel Corp., Navigators G rou p Inc., RLI Corp. and W. R. Berkley Corp. Source: SNL Financial, company filings Expense advantage of 9.6% 1 2 35.2 33.6 33.6 31.5 24.4 24.9 34.3 34.1 34.4 34.6 34.6 34.5 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2013 2014 2015 2016 2017 2018Q1 James River Peer Average

Leading Value Creation We have delivered best in class shareholder returns since becoming a public company 10 1. Shareholder return represents the dividend - adjusted share price appreciation from James River’s initial public offering date of December 12, 2014 until July 30, 2018. 2. KNSL’s total shareholder return is calculated since its July 27, 2016 initial public offering. 3. KNSL data is 2 Year Avg Operating ROATE. 4. Operating returns as of March 31, 2018. Source: SNL Financial. Total Shareholder Return Since JRVR IPO 1 3 Year Avg Operating ROATE 4 2 3 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% AMSF RLI JRVR KNSL WRB AGII NAVG MKL 0% 50% 100% 150% 200% 250% 300% KNSL JRVR RLI AMSF MKL NAVG AGII WRB Median = 80.0%

Capital Management Maximizes Shareholder Value 11 Capital Management History • $389 million of capital returned since 2008 • $183 million of capital returned to shareholders since December 2014 IPO, or 39.2% of tangible book value at that time • Last twelve month d ividend yield of 4.1% 1 1. Calculated as dividends paid over last 4 quarters of $1.70 divided by July 30, 2018 closing share price of $40.98. Source: Company filings $388 $442 $482 $529 $559 $479 $466 $460 $472 $475 $469 $388 $442 $506 $553 $584 $615 $672 $713 $792 $845 $858 $350 $450 $550 $650 $750 $850 $950 $1,050 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1H 2018 Tangible Equity Plus Cumulative Dividends and Share Repurchases ($ mm) Tangible Equity Cumulative Capital Returned

Franchise

Franchise Overview 13 Property 4% Casualty 96% Negligible Primary Property Exposure 2017 Group - wide NWP: $767mm Excess & Surplus Lines 81% Specialty Admitted 19% 2017 Group - wide Net Written Premiums by Type 2017 Group - wide Net Written Premiums by Coverage • We are a specialty, low volatility underwriting company with a proven history of generating consistent profits • Our key area of focus is small and medium sized commercial account Excess & Surplus Lines casualty business with $1 million per occurrence limits and $20,000 average account premiums • We look to marry that with a growing fee business, through our fronting strategy within our specialty admitted segment • Our niche workers compensation and third - party casualty reinsurance businesses help provide attractive returns on capital • We expect to deliver 12% or better operating returns on tangible equity for the 2018 fiscal year and a combined ratio of 94% to 97% • 2017 result: 9.7% OROATE; 1H 2018 YTD result: 14.5% OROATE 1 Source: Company filings 1 Operating Return on Average Tangible Equity, calculated as annualized YTD Operating Income divided by the average Tangible Equity over the period

Adam Abram and a group of investors purchase Front Royal, Inc., for $3 million • James River Group, Inc. is formed with $58 million of capital and a single insurance subsidiary, James River Insurance Company, an E&S underwriter • Stonewood Insurance Company is formed in Raleigh, NC to write highly inspected workers’ compensation risks in 2004 James River successfully completes an IPO at 1.70x tangible book value The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment Front Royal purchases Colony Insurance Company, an E&S underwriter (and Rockwood Casualty Insurance Company, a PA - based workers’ compensation writer, in 1996) On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group for 1.70x tangible book value • D. E. Shaw leads the purchase of James River for 2.60x tangible book value and re - domiciles the group to Bermuda • JRG Re, a Bermuda Class 3B reinsurer, is capitalized with $250 million the following year James River surpasses $1 billion in invested assets Received upgraded A.M. Best Rating of A (Excellent) • MARKET CAP IN EXCESS OF $1 BILLION • GROSS WRITTEN PREMIUMS OF $1.1 BILLION • 9.7% OROATE • 99.2% COMBINED RATIO James River successfully completes an IPO at $21 per share (1.35x tangible book value) YE 2017 Our Specialty Market History 14

15 E&S Focus | Profitable, Niche Specialty Underwriting Profitability of E&S vs. Total P&C Industry E&S Gaining Share of P&C Insurance Market E&S segment GWP grew by 43% during 2017 and 35% YTD Q2 2018. 102.3 96.1 Total P&C Total US E&S Avg. Combined Ratios 1999 – 2016 Difference of 6 percentage points Total P&C GWP: $308.7bn E&S GWP: $10.6bn Total P&C GWP: $612.9bn E&S GWP: $42.4bn 1999 P&C Market 2016 P&C Market Source: A.M. Best data and research, SNL and company filings. Admitted Market 96.6% E&S 3.4% Admitted Market 93.5% E&S 6.5% • Our business is heavily concentrated in E&S Casualty (81% of 2017 NWP and generated by both the E&S and Casualty Reinsurance segments.) • E&S is the most profitable part of the property/casualty market and has been gaining market share.

Operating Segments

$59 $91 $182 $316 $149 $185 $36 $45 $56 $61 $35 $28 2014 2015 2016 2017 1H 2017 1H 2018 Gross Written Premium $309 $371 $530 $247 $333 2015 2016 2017 1H 2017 1H 2018 17 Attractive Growth in Gross Written Premium Growth driven by attractive new economy risks, core E&S growth, and expansion of fronting business E&S Segment PROFITABLE SPECIALTY UNDERWRITING Specialty Admitted Segment A FOCUS ON FEE INCOME Casualty Reinsurance Segment LOW VOLATILITY UNDERWRITING ($ in Millions) $207 $172 $184 $235 $109 $74 2014 2015 2016 2017 1H 2017 1H 2018 Net Written Premium Source: Company filings.

Financial Highlights

Broad Risk Appetite Permits Us to 'Pick Our Spots'

Each Excess & Surplus lines policy is underwritten by in-house specialists with deep technical expertise across 13 underwriting divisions

- The first half of 2018 has seen pricing increase of 7% across our core (non-commercial auto) E&S business

($ in millions) Division	Lead U/W Years of Industry Experience	Gross Written Premiums Six Mths Ended Jun 30, 2018	Year Ended Dec 31, 2017	Year Ended Dec 31, 2016	Description
Commercial Auto	30	$158.3	$248.0	$110.1	Hired / non-owned auto, ride share
Manufacturers & Contractors (MC)	34	39.6	85.7	83.3	Products liability & completed operations exposure
Excess Casualty	34	24.7	51.2	43.5	Following form excess on risks similar to GC and MC
General Casualty (GC)	30	31.3	38.1	36.9	Premises ops (e.g., apartments, offices & restaurants)
Energy	46	18.1	29.7	29.7	Oil & gas contractors, mining, alternative energy & utilities
Allied Health	24	23.5	19.2	14.4	Long-term care, outplacement facilities & social services
Excess Property	32	9.5	14.4	14.1	CAT-exposed excess property > 1/100 year return period
Life Sciences	34	7.8	13.0	11.1	Nutrition products, medical devices and human clinical trials
Small Business	30	7.2	11.3	9.1	Small accounts similar to GC and MC
Environmental	46	6.7	7.9	5.3	Environmental contractors and consultants
Professional Liability	24	3.3	6.3	8.4	E&O for non-medical professionals (lawyers, architects, engineers)
Sports & Entertainment	30	1.8	3.0	2.2	Amusement parks, campgrounds, arenas
Medical Professional	24	1.0	2.3	2.7	Non-standard physicians and dentists
Total		**$332.9**	**$530.1**	**$370.8**	

Source: Company filings.

JAMES RIVER GROUP HOLDINGS, LTD.

19

56.1 61.4 62.6 54.9 48.5 52.6 40.4 55.2 54.5 62.6 52.4 68.3 65.4 71.0 75.9 80.4 62.5 56.7 57.0 62.0 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Loss Ratio (%) James River Calendar Year E&S Industry Demonstrated Underwriting Discipline Source: Company filings, A.M. Best data and research We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting E&S Segment Loss Ratio vs. E&S Industry E&S Segment – GWP Growth vs. E&S Industry James River GWP Growth E&S Industry GWP Growth Source: A.M. Best report 2007 - 2016 Average James River 54.9 E&S Industry 65.2 (3.8) (23.1) (25.0) (15.9) 12.8 21.1 21.3 31.3 22.2 20.1 (3.5) (6.2) (4.1) (3.8) (1.8) 11.8 8.4 6.7 2.5 2.8 (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 GWP Growth (%) JRVR E&S Market 20

21 A Growing Fee Business Fee Income Example Insured Companies (e.g. MGA ) Highly Rated Third Party Reinsurers Retains $19M (or 10%) of premium/risk and receives $6M of fees Assumes $171M (or 90%) of premium/risk $190M GWP Claims Payments $171M GWP $6M Fronting Fees Claims Payments The effect of fee income in underwriting Example: Expected GWP: Retention: Fee: Result: Program renewed 7/1/17 $190M annually 10% quota share retention 3.35% of $171M cession $6 million in fees, 30% benefit James River (via fully owned admitted company Falls Lake National Insurance Company)

Prudent Reserving Philosophy • Over $124 million of net favorable reserve development from 2008 through Q2, 2018 • As of June 30, 2018, 63.5% of net reserves were attributable to IBNR • Full internal reserve reviews performed quarterly, external reserve reviews performed during Q3 and Q4 22 Commentary

23 Traditional Investment Approach Augmented by Higher Yielding Alternatives Total Cash and Investments: $1,728MM Duration: Investment Portfolio (as of June 30, 2018) Net Investment Yield 59% 5% 15% 1% 4% 16% Fixed Maturity Securities Equity Securities Bank Loans (Floating Rate) Short-Term Investments Other Invested Assets Cash • Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non - traditional investments • Examples of non - traditional investments we have made include: • Participations in floating rate syndicated bank loans, generally senior secured loans with an average credit rating 1 of “B”; • Equity and debt investments in renewable energy project limited partnerships (~ $40MM carrying value); • Investment in a limited partnership that invests in the equity tranches of collateralized loan obligations (CLOs) • Weighted average credit rating¹: “A” • Negligible exposure to equity markets or correlated equity market exposure 1. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities, bank loans and redeemable preferred stocks as of June 30, 2018. 3.5 yrs 3.6 yrs 3.5 yrs Commentary 3.4 yrs 3.4 yrs 3.4 3.8 4.0 4.1 3.5 0.0 1.0 2.0 3.0 4.0 5.0 2015 2016 2017 1H 2017 1H 2018 (%) Source: Company filings.

24 Consistent Top Tier Returns Extremely attractive risk reward proposition Source: SNL Financial Data as of March 31, 2018 AMSF , 14.9% AGII , 5.6% KNSL , 10.3% MKL , 5.5% NAVG , 5.6% RLI , 12.9% WRB , 8.4% JRVR , 12.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 3 - Yr Average Operating ROATE 3 - Yr Average Operating ROATE Standard Deviation

Appendix

James River Group Key Metrics 26 ; Exchange/Ticker NASDAQ / “JRVR” ; Initial Public Offering $21.00 (December 12, 2014) ; Current Share Price $40.98 (Closing Price July 30, 2018) ; Market Capitalization $1.226 billion (July 30, 2018 market close) ; LTM Dividend / Yield $1.70 per share declared 4.1% yield 1 ; Gross Written Premium $1,082 million in 2017 ; Total Capitalization $892 million as of June 30, 2018 ; AM Best Rating ‘A’ (Excellent) ; Analyst Coverage and Rating 2 Dowling (Neutral) – Aaron Woomer FBR (Neutral) – Randy Binner JMP (Outperform) – Matthew Carletti KBW (Outperform) – Meyer Shields SunTrust (Buy) – Mark Hughes UBS (Neutral) – Brian Meredith 1. Based on Q3 2017, Q4 2017, Q1 2018 and Q2 2018 dividends and closing price of $40.98 on July 30, 2018. 2. As of July 30, 2018.

Non - GAAP Measures Reconciliation 27 Non - GAAP Reconciliation Underwriting Profit (Loss) 1H 2017 1H 2018 ($mm) 2014 2015 2016 2017 Underwriting profit (loss) of the operating segments: Excess and Surplus Lines $ 35.1 $ 47.6 $ 47.2 $ 29.7 $ 20.5 $ 21.4 Specialty Admitted Insurance 0.0 1.1 2.9 3.2 1.4 2.6 Casualty Reinsurance 0.7 (2.6) (0.2) (1.8) (0.9) 3.5 Total underwriting profit of operating segments 35.8 46.1 49.9 31.1 21.0 27.5 Operating expenses of Corporate segment (9.1) (18.5) (20.4) (25.3) (12.6) (14.7) Underwriting profit 26.7 27.6 29.5 5.8 8.4 12.8 Net investment income 43.0 44.8 52.6 61.1 30.4 29.4 Net realized investment (losses) gains (1.3) (4.5) 7.6 (2.0) 1.4 (0.9) Other income and expenses (15.8) (0.5) (1.3) (0.2) (0.1) 0.1 Interest expense (6.3) (7.0) (8.5) (9.0) (4.3) (5.5) Amortization of intangible assets (0.6) (0.6) (0.6) (0.6) (0.3) (0.3) Impairment of intangible assets - - - - - - Income before taxes $ 45.6 $ 59.8 $ 79.3 $ 55.1 $ 35.5 $ 35.6 Source: Company filings.

Non - GAAP Reconciliation ($mm) Adj. Net Operating Income 2014 2015 2016 2017 1H 2017 1H 2018 Income as reported $ 44.7 $ 53.5 $ 74.5 $ 43.6 $ 33.0 $ 32.6 Net realized inv. (gains) losses (0.9) 4.1 (5.2) 1.4 (1.1) 0.8 Initial public offering costs 13.2 - - - - - Dividend withholding taxes - 2.5 - 1.0 - - Other expenses 1.0 0.6 1.1 0.6 0.3 0.1 Interest expense 0.4 0.4 0.9 0.8 0.4 0.6 Adjusted net operating income $ 58.4 $ 61.1 $ 71.3 $ 47.3 $ 32.6 $ 34.1 Tangible Equity 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1H 2017 1H 2018 Shareholders’ equity $ 677.8 $ 724.7 $ 714.2 $ 762.4 $ 784.0 $ 701.5 $ 687.9 $ 681.0 $ 693.2 $ 694.7 $ 719.7 $ 689.2 Goodwill & intangible assets (289.7) (282.4) (232.7) (233.8) (225.0) (222.6) (222.0) (221.4) (220.8) (220.2) (220.5) (219.9) Tangible equity $ 388.0 $ 442.3 $ 481.5 $ 528.5 $ 559.0 $ 478.9 $ 466.0 $ 459.7 $ 472.5 $ 474.5 $ 499.3 $ 469.4 Shares Outstanding (000's) 35,718 35,718 35,718 35,718 36,030 28,540 28,540 28,942 29,258 29,697 29,468 29,918 Tangible Equity per Share $ 10.86 $ 12.38 $ 13.48 $ 14.80 $ 15.52 $ 16.78 $ 16.33 $ 15.88 $ 16.15 $ 15.98 $ 16.94 $ 15.69 Non - GAAP Measures Reconciliation 28 Note: In the Tangible Equity Table, 2008 to 2013 shares outstanding are retroactively adjusted for 50/1 stock split. Addition all y, all amounts are as of December 31 for each period indicated, except 1H 2017 and 1H 2018, which are as of June 30. Source: Company filings.

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